FLORIDA DEPARTMENT OF STATE
Division of Corporations

September 13, 2016

BRUCE SCHAMES / CYCLONE POWER TECHNOLOGIES, INC.
601 NE 26TH COURT
POMPANO BEACH, FL 33064

Re: Document Number P07000069888

The Articles of Amendment to the Articles of Incorporation for CYCLONE POWER TECHNOLOGIES, INC., a Florida corporation, were filed on September 6, 2016.

The certification requested is enclosed.

Should you have any question regarding this matter, please telephone (850) 245-6050, the Amendment Filing Section.

Carolyn Lewis
Regulatory Specialist II
Division of Corporations

Letter Number: 116A00019473

# State of Florida

## Department of State

I certify from the records of this office that CYCLONE POWER TECHNOLOGIES, INC. is a corporation organized under the laws of the State of Florida, filed on June 14, 2007, effective April 2, 1971.

The document number of this corporation is P07000069888.

I further certify that said corporation has paid all fees due this office through December 31, 2016, that its most recent annual report/uniform business report was filed on April 15, 2016 and its status is active.

I further certify that said corporation has not filed Articles of Dissolution.

Given under my hand and the
Great Seal of the State of Florida
at Tallahassee, the Capital, this the
Thirteenth day of September, 2016

GREAT SEAL OF THE STATE OF FLORIDA
IN GOD WE TRUST

Ken Detzner

Ken Detzner
Secretary of State

CR2EO22 (1-11)

P07000069888

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

700289726967

09/06/16--01014--011 **43.75

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS
2016 SEP -6 PM 2:46

SEP 13 2016

C LEWIS

**COVER LETTER**

**TO:** Amendment Section
Division of Corporations

**NAME OF CORPORATION:** CYCLONE POWER TECHNOLOGIES INC

**DOCUMENT NUMBER:** P07000069888

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

BRUCE SCHAMES
Name of Contact Person

CYCLONE POWER TECHNOLOGIES INC
Firm/ Company

601 NE 26TH COURT
Address

POMPANO BEACH, FL 33064
City/ State and Zip Code

BRUCE@CYCLONEPOWER.COM
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

FRANKIE FRUGE at (954) 943-8721

Name of Contact Person | Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ☐ $35 Filing Fee
- ☒ $43.75 Filing Fee & Certificate of Status
- ☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

**Mailing Address**
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

**Street Address**
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

**Articles of Amendment**
**to**
**Articles of Incorporation**
**of**

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS

2016 SEP -6 PM 2:46

CYCLONE POWER TECHNOLOGIES INC

**(Name of Corporation as currently filed with the Florida Dept. of State)**

P07000069888

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

**A. If amending name, enter the new name of the corporation:**

N/A

*The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

**B. Enter new principal office address, if applicable:**
***(Principal office address MUST BE A STREET ADDRESS )***

N/A

**C. Enter new mailing address, if applicable:**
***(Mailing address MAY BE A POST OFFICE BOX)***

N/A

**D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:**

*Name of New Registered Agent* N/A

*(Florida street address)*

*New Registered Office Address:* ______________________, Florida ________
*(City)* *(Zip Code)*

**New Registered Agent's Signature, if changing Registered Agent:**
*I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.*

N/A

*Signature of New Registered Agent, if changing*

**If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:**

*(Attach additional sheets, if necessary)*

*Please note the officer/director title by the first letter of the office title:*

*P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.*

*Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.*

**Example:**

| | | |
|---|---|---|
| X Change | PT | John Doe |
| X Remove | V | Mike Jones |
| X Add | SV | Sally Smith |

| Type of Action (Check One) | Title | Name | Address |
|---|---|---|---|
| 1) ___ Change | ___ | N/A | ___ |
| ___ Add | | | ___ |
| ___ Remove | | | ___ |
| 2) ___ Change | ___ | ___ | ___ |
| ___ Add | | | ___ |
| ___ Remove | | | ___ |
| 3) ___ Change | ___ | ___ | ___ |
| ___ Add | | | ___ |
| ___ Remove | | | ___ |
| 4) ___ Change | ___ | ___ | ___ |
| ___ Add | | | ___ |
| ___ Remove | | | ___ |
| 5) ___ Change | ___ | ___ | ___ |
| ___ Add | | | ___ |
| ___ Remove | | | ___ |
| 6) ___ Change | ___ | ___ | ___ |
| ___ Add | | | ___ |
| ___ Remove | | | ___ |

**E. If amending or adding additional Articles, enter change(s) here:**
(Attach *additional sheets, if necessary*). *(Be specific)*

The Board of Directors hereby increases the number of shares of Common Stock authorized from 2,000,000,000 (Two Billion) to 4,000,000,000 (Four Billion).

**F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(*if not applicable, indicate N/A*)

N/A

The date of each amendment(s) adoption: SEPTEMBER 1, 2016, if other than the date this document was signed.

Effective date if applicable: SEPTEMBER 1, 2106

*(no more than 90 days after amendment file date)*

FILED
SECRETARY OF STATE
DIVISION OF CORPORATION
2016 SEP -6 PM 2:46

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

**Adoption of Amendment(s)** **(CHECK ONE)**

■ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________________."

*(voting group)*

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated September 2, 2016

Signature ______________________________

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

FRANKIE FRUGE

(Typed or printed name of person signing)

PRESIDENT/DIRECTOR

(Title of person signing)